               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

             LAZARE KAPLAN INTERNATIONAL INC
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                PRELIMINARY COPY

[LOGO]                  LAZARE KAPLAN INTERNATIONAL INC.
                                529 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, NOVEMBER 5, 1997

                             ----------------------

     The Annual Meeting of Stockholders of Lazare Kaplan International Inc. will be held on Wednesday, November 5, 1997 at 10:00 A.M. at The Cornell Club, 6 East 44th Street, 5th Floor, Room AB, New York, New York 10017 for the following purposes:

          1. To elect directors for the ensuing year;

          2. To approve the Lazare Kaplan International Inc. 1997 Long Term Stock Incentive Plan;

          3. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 shares of common stock to 20,000,000 shares of common stock;

          4. To approve an amendment to the Company's Certificate of Incorporation to authorize the Company to issue up to 5,000,000 shares of preferred stock for the purpose of permitting the Company to put in place a Shareholder Rights Plan and for such other proper corporate purposes as the Board of Directors may determine;

          5. To ratify the appointment of Ernst & Young LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending May 31, 1998; and

          6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 9, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

                                             By Order of the Board of Directors,

                                             LEON TEMPELSMAN,
                                             President

New York, New York
September 19, 1997


                                      IMPORTANT

     MANAGEMENT INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                        LAZARE KAPLAN INTERNATIONAL INC.
                                529 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to stockholders of Lazare Kaplan International Inc., a Delaware corporation (the 'Company'), in connection with the solicitation of proxies by the Board of Directors of the Company (the 'Board of Directors') for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Wednesday, November 5, 1997 at The Cornell Club, 6 East 44th Street, 5th Floor, Room AB, New York, New York, and any adjournment or adjournments thereof (the 'Annual Meeting'). This Proxy Statement, the attached Notice of Annual Meeting, the accompanying form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended May 31, 1997 are first being sent to stockholders of the Company on or about September 19, 1997.

     The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on September 9, 1997 (the 'Record Date'). On the Record Date, there were issued and outstanding [8,473,156] shares of the Company's common stock, par value $1.00 per share (the 'Common Stock'). All of such shares are of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name. Presence in person or by proxy of holders of [4,236,579] shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, (i) the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors, and (ii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to (a) approve the Lazare Kaplan International Inc. 1997 Long Term Stock Incentive Plan (the '1997 Plan'), (b) approve the amendments (the 'Charter Amendments') to the Company's Certificate of Incorporation (x) to increase the authorized number of shares of Common Stock from 10,000,000 shares of Common Stock to 20,000,000 shares of Common Stock and (y) to authorize the issuance of up to 5,000,000 shares of preferred stock, and (c) act on all other matters to come before the Annual Meeting, including the ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year. In accordance with applicable law, all stockholders of record on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote 'against' the matter, even though a stockholder may interpret such action differently. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares of Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. The shares subject

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
to any such proxy which are not being voted with respect to a particular matter (the 'nonvoted shares') will be considered shares not present and not entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered nonvoted shares).

     A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR (i) the election of the persons nominated herein as directors, (ii) the adoption of the 1997 Plan, (iii) the approval of the Charter Amendments, and (iv) the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; as well as in the discretion of the proxies with respect to such other business as properly may come before the Annual Meeting.

     Each proxy granted may be revoked by the person who granted it at any time
(i) by giving written notice to such effect to the Secretary of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

                            1. ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

     Eight directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and have qualified. The eight nominees for directors consist of persons currently serving as directors of the Company.

     Set forth below are the names, principal occupations and certain other information concerning the nominees.

                                                 POSITIONS AND OFFICES WITH                   DIRECTOR
              NAME                             COMPANY OR PRINCIPAL OCCUPATION                 SINCE      AGE
--------------------------------  ---------------------------------------------------------   --------    ----

Maurice Tempelsman..............  Chairman of the Board of the Company since April 1984;
                                    General Partner of Leon Tempelsman & Son, an investment
                                    limited partnership since January 1984                     1984        68

Leon Tempelsman.................  Vice Chairman of the Board of the Company since April
                                    1984; President of the Company since April 1986;
                                    General Partner of Leon Tempelsman & Son since January
                                    1984                                                       1984        41

George R. Kaplan................  Vice Chairman of the Board of the Company since April
                                    1984                                                       1972        79

Lucien Burstein.................  Partner, Warshaw Burstein Cohen Schlesinger & Kuh, LLP,
                                    Attorneys; Secretary of the Company since 1984             1984        75

Michael W. Butterwick...........  Business Consultant                                          1982        70

Myer Feldman....................  Partner, Ginsburg, Feldman and Bress, Chartered
                                    Attorneys; Director and Chairman of the Board of
                                    Totalbank since 1986                                       1984        80
Robert Speisman.................  Vice President -- Sales of the Company since January 1986    1989        44

Sheldon L. Ginsberg.............  Executive Vice President since February 1996; Chief
                                    Financial Officer of the Company since April 1991          1989        43

     Unless directed to the contrary, the persons named in the proxy will vote the shares represented thereby FOR the election of the nominees listed above. Management is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, which is not anticipated, the persons named in the proxy will vote for the election of such other person or persons as management may recommend.

     The Company has standing Audit, Compensation and Stock Option Committees of the Board of Directors. The current members of each committee hold office until the next Annual Meeting of the Board of Directors and until their respective successors have been elected and qualified. The Audit Committee consists of Michael W. Butterwick, Lucien Burstein and Myer Feldman. The Compensation Committee consists of Maurice Tempelsman, Michael W. Butterwick, Myer Feldman and Lucien Burstein. The Stock Option Committee consists of Michael W. Butterwick and Myer Feldman.

     The Audit Committee is authorized to confer with the auditors and financial officers of the Company, review reports submitted by the auditors, establish or review, and monitor compliance with codes of conduct of the Company, inquire about procedures for compliance with laws and regulations relating to the management of the Company, and report and make recommendations to the Board of Directors. The Compensation Committee is responsible for recommending to the Board of Directors policies with respect to compensation and benefits of the Chairman of the Board, Vice Chairmen of the Board and President of the Company, for fixing the compensation and benefits of other officers and employees of the Company and its subsidiaries whose compensation is $75,000 per year or more. The Stock Option Committee, which was formed in August 1996, is responsible for administering the Company's 1988 Stock Option Incentive Plan (the '1988 Plan') and the 1997 Plan (collectively, the 'Plans'), including the designating of employees to be granted options, prescribing the terms and conditions of options granted under the Plans, interpreting the Plans and making all other determinations deemed necessary for the administration of the Plans. Prior to August 1996, the functions of the Stock Option Committee were performed by the Compensation Committee. The Board of Directors does not have a Nominating Committee or a committee performing similar functions.

     During the fiscal year ended May 31, 1997, there were four meetings of the Board of Directors, one meeting of the Audit Committee, one meeting of the Compensation Committee and one meeting of the Stock Option Committee. In addition, action was taken by unanimous written consent of the Executive Committee of the Board of Directors. Each incumbent director attended at least 75% of the total number of meetings of the Board and all of the committees thereof on which he served during the fiscal year. All outside directors receive a fee equal to $1,250 per quarter. Mr. Lucien Burstein, an outside director, credits his fee against legal fees of Warshaw Burstein Cohen Schlesinger & Kuh, LLP incurred by the Company for each period for which a directors' fee is paid.

SECURITY OWNERSHIP

     The following table sets forth information regarding the ownership of shares of the Company's Common Stock as of September 9, 1997 by those persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock. All information in the table is based upon reports filed by such persons with the Securities and Exchange Commission and upon responses to questionnaires submitted by such persons to the Company in connection with the preparation of this proxy statement. Except as noted in the footnotes, such persons have indicated that they have the sole power to vote and to dispose of their respective shares of the Company's Common Stock.

                                                                             AMOUNT AND
                                                                             NATURE OF
                             NAME AND ADDRESS                                BENEFICIAL    PERCENT
                           OF BENEFICIAL OWNER                               OWNERSHIP     OF CLASS
--------------------------------------------------------------------------   ----------    --------

Maurice Tempelsman(1) ....................................................   3,438,825           %
  529 Fifth Avenue
  New York, New York 10017

Leon Tempelsman(1)(2) ....................................................   1,786,546           %
  529 Fifth Avenue
  New York, New York 10017

------------

(1) Number and percentage of shares include the 1,528,416 shares owned by Leon Tempelsman & Son, a New York limited partnership ('LTS') of which each of Maurice Tempelsman and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose.

(2) Number and percentage of shares include 55,000 shares owned directly by Leon Tempelsman, 2,240 shares held by the spouse of Leon Tempelsman, 26,816 shares owned by his sister, Rena Speisman, 32,025 shares owned by his sister, Marcy Meiller, 34,641 shares owned by Rena

                                              (footnotes continued on next page)

(footnotes continued from previous page)
    Speisman as custodian for her children, and 1,600 shares held by his brother-in-law, Scott Meiller, as to all of which shares Leon Tempelsman has been granted a proxy. Number and percentage of shares also include 34,641 shares held by Leon Tempelsman as custodian for his children, 71,167 shares which are the subject of currently exercisable options granted to
   Mr. Tempelsman pursuant to the 1988 Plan and 1,528,416 shares owned by LTS, of which each of Maurice and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose.

     The following table reflects as of September 9, 1997 the beneficial ownership of shares of Common Stock of the Company by each of the directors, nominees and executive officers and by all directors and officers as a group.

                                                                AMOUNT AND
                                                                NATURE OF
                                                                BENEFICIAL
                          NAME                                  OWNERSHIP          PERCENT OF CLASS
--------------------------------------------------------   --------------------    ----------------

Maurice Tempelsman(1)(2)................................         3,438,825                        %
Leon Tempelsman(1)(2)(3)................................         1,786,546                        %
Myer Feldman............................................           338,259                        %
Sheldon L. Ginsberg(4)..................................            44,805                        %
Robert Speisman(1)(5)...................................            48,467                        %
George R. Kaplan(6).....................................            23,965                        %
Lucien Burstein.........................................             1,500           less than 0.1%
Michael W. Butterwick...................................                 0                     0.0%
All directors and officers as a group(1)-(6)............         4,153,951                        %

------------

(1) Maurice Tempelsman, the Chairman of the Board and a director of the Company, is the father of Leon Tempelsman and the father-in-law of Robert Speisman, Vice President-Sales of the Company. Each of Maurice Tempelsman, Leon Tempelsman and Robert Speisman disclaims beneficial ownership of shares beneficially owned by the others.

(2) Number and percentage of shares include the 1,528,416 shares owned by Leon Tempelsman & Son, a New York limited partnership ('LTS') of which each of Maurice Tempelsman and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose.

(3) Number and percentage of shares include 55,000 shares owned directly by Leon Tempelsman, 2,240 shares held by the spouse of Leon Tempelsman, 26,816 shares owned by his sister, Rena Speisman, 32,025 shares owned by his sister, Marcy Meiller, 34,641 shares owned by Rena Speisman as custodian for her children, and 1,600 shares held by his brother-in-law, Scott Meiller, as to all of which shares Leon Tempelsman has been granted a proxy. Number and percentage of shares also include 34,641 shares held by Leon Tempelsman as custodian for his children, 71,167 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1988 Plan and 1,528,416 shares owned by LTS, of which each

                                              (footnotes continued on next page)

(footnotes continued from previous page) of Maurice and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose.

(4) Number and percentage include an aggregate of 14,800 shares which are the subject of currently exercisable options granted to Sheldon L. Ginsberg pursuant to the 1988 Plan and 30,005 shares owned by Mr. Ginsberg directly.

(5) Number and percentage of shares do not include the 1,528,416 shares owned by LTS, of which Rena Speisman, the wife of Robert Speisman, is a limited partner. Number and percentage of shares also do not include 61,457 shares owned by Rena Speisman for herself and as custodian for the children of Robert and Rena Speisman, as to all of which beneficial ownership is disclaimed by Mr. Speisman. Number and percentage include 48,467 shares which are the subject of currently exercisable options granted to Mr. Speisman pursuant to the 1988 Plan.

(6) Number and percentage of shares do not include 1,500 shares owned by the spouse of George Kaplan, the beneficial ownership of which is disclaimed by Mr. Kaplan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Securities Exchange Act of 1934 (the 'Exchange Act') and a review of written representations received by the Company, no person who at any time during the fiscal year ended May 31, 1997 was a director, executive officer or beneficial owner of more than 10% of the outstanding shares of Common Stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

     The Company's executive compensation program (other than as it relates to stock options) is administered by the Compensation Committee of the Board of Directors, and the Plans are administered by the Stock Option Committee of the Board of Directors. The Compensation Committee includes three non-employee directors and one employee director. The Stock Option Committee, which was formed in August 1996, is comprised of two non-employee directors, neither of whom is eligible to participate in the Plans. The Compensation Committee annually recommends the cash compensation and benefits for the Chairman, Vice Chairmen, President and all employees of the Company earning more than $75,000. Following Compensation Committee review and approval, all matters relating to executive compensation (other than as it relates to stock options) are submitted to the full Board for approval. In its administration of the Plans, the Stock Option Committee, in its sole discretion, determines option recipients and the number of shares subject to each option. Prior to August 1996, the functions of the Stock Option Committee were performed by the Compensation Committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

     During Fiscal 1997, the following policies were used by the Compensation Committee to set a general framework within which specific compensation decisions were made.

           -- The Company's executive pay program is intended to attract and retain top management talent and to motivate and reward performance.

           -- Incentive compensation varies with relative Company performance and a given individual's contribution to that performance.

           -- The 1997 Plan is designed to reinforce and encourage achievement of the Company's short-term and long-term financial and strategic goals by aligning the interests of certain key Company employees and the Company's stockholders.

COMPONENTS OF COMPENSATION

BASE SALARY

     The Compensation Committee determined base salary levels by evaluating individual performance with specific input from the President (excluding input for his own performance). Increases in base salary were based upon periodic evaluations of such factors as demonstrated leadership ability, competitive trends within the industry, level of responsibility, and overall perceived future contribution to the Company.

CASH BONUS

     Bonus payments were recommended to the Board by the Compensation Committee for employees it felt performed exceptionally during the past year. This component of the compensation package is designed to reward past performance and encourage similarly exceptional future performance. Bonuses are paid after the end of the calendar year to which they relate.

MATCHING 401(k) PLAN

     The Company offers all full-time employees in the United States and Puerto Rico the opportunity to participate in a matching 401(k) plan. Employees may participate up to an annual maximum which is the lesser of 20% of the employee's compensation or $9,500 (subject to adjustments by the U. S. Secretary of the Treasury). The Company will match those contributions in an amount equal to $.50 for every pre-tax dollar contributed by the employee up to a maximum of 6% of the first $20,000 of the employee's compensation, provided the Company's pre-tax earnings exceed $3.5 million for the fiscal year ending within the calendar year to which the matching contribution relates. For the year ended December 31, 1996, the Company made a matching contribution in the maximum amount permitted.

STOCK OPTION GRANTS

     The Company periodically grants stock options in order to provide certain of its key employees with a long-term incentive award as part of a competitive total compensation package, and to reward them for their contribution to the ongoing process of achieving the Company's long-term goals. These grants are also intended to align the interests of the Company's key employees with those of the stockholders, thereby encouraging these employees to increase stockholder value.

     During Fiscal 1997, options were granted under the 1997 Plan. All of such options are subject to the approval of the 1997 Plan by the stockholders at the Annual Meeting. During Fiscal 1997, the 1997 Plan was administered by the Stock Option Committee consisting of two non-employee directors of the Company who were not eligible to participate in the 1997 Plan. The Stock Option

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
Committee, in its sole discretion, determined option recipients and the number of shares subject to each option. In determining the number of shares to be covered by each option, the Stock Option Committee took into account the present and potential contributions of the respective participants to the success of the Company, the anticipated number of years of effective service remaining and such other factors as the Stock Option Committee deemed relevant in connection with accomplishing the purposes of the 1997 Plan.

     Each option granted under the 1997 Plan expires ten years after the date of grant and is exercisable at the fair market value of the shares subject to the option on the date of grant; except that incentive stock options granted to any person who, at the time the option is granted, owns stock possessing more than 10% of the combined voting power of all classes of the stock of the Company, expire five years after the date of grant and are exercisable at 110% of the fair market value of the shares subject to the option on the date of grant.

COMPENSATION OF THE PRESIDENT

     In conjunction with an overall review of executive and employee compensation, and in light of the overall contributions made by Leon Tempelsman to the Company during the last fiscal year, in February 1997, Mr. Tempelsman's salary was increased and he was granted a bonus. In addition, Mr. Tempelsman was granted an aggregate of 40,000 options under the 1997 Plan. The Compensation Committee maintains the belief that Mr. Tempelsman's salary still stands well below the salaries of executives with similar responsibilities in companies of similar size. Both the Compensation Committee and the Stock Option Committee continue to recognize Mr. Tempelsman's contribution to the overall management of the Company and the Company's retention and expansion of its strategic and market positions in the world diamond market.

                             Compensation Committee:
                             Maurice Tempelsman
                             Lucien Burstein
                             Myer Feldman
                             Michael W. Butterwick

                             Stock Option Committee:
                             Myer Feldman
                             Michael W. Butterwick

EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 1995, FISCAL 1996 AND FISCAL 1997

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's chief executive officer

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
and the other most highly compensated executive officers of the Company earning more than $100,000 during the fiscal years ended May 31, 1995, May 31, 1996 and May 31, 1997.

                                                                                                  LONG-TERM
                                                       ANNUAL COMPENSATION                      COMPENSATION
                                      ------------------------------------------------------    ------------
                                                                                                   AWARDS
                                                                                   OTHER        ------------
             NAME AND                 FISCAL                                       ANNUAL         OPTIONS
        PRINCIPAL POSITION             YEAR      SALARY             BONUS(1)    COMPENSATION      (SHARES)
-----------------------------------   ------    --------            --------    ------------    ------------
Leon Tempelsman ...................     1997    $266,088(1)         $ 30,000           0            40,000
  Vice Chairman of the Board and        1996     200,000                   0           0            48,500(6)
  President                             1995      50,000                   0           0            10,000
Sheldon L. Ginsberg ...............     1997     218,200(2)           40,000         600(5)         20,000
  Executive Vice President and          1996     188,000              40,000           0            16,500(7)
  Chief Financial Officer               1995     170,000              30,000           0             6,000
                                        1997     143,540(3)           20,000         600(5)         10,000
Robert Speisman ...................     1996     115,000                   0           0            11,000(8)
  Vice President -- Sales               1995      70,000                   0           0             4,000

------------

(1) Includes $7,755 of premiums paid by the Company on an individual life insurance policy purchased by the Company on behalf of Mr. Tempelsman.

(2) Includes $3,200 of premiums paid by the Company on an individual life insurance policy purchased by the Company on behalf of Mr. Ginsberg.

(3) Includes $3,540 of premiums paid by the Company on an individual life insurance policy purchased by the Company on behalf of Mr. Speisman.

(4) Bonuses are determined by the Compensation Committee based on the executive's performance. Bonus amounts are paid after the end of the fiscal year to which they relate. See Compensation Committee Report, page 6.

(5) Represents a matching contribution made by the Company to the Company's 401(k) plan.

(6) Represents incentive stock options granted under the 1988 Plan on November 21, 1995 to purchase 48,500 shares of Common Stock at an exercise price of $7.013 per share, in substitution for 10,000 canceled options previously granted under the 1988 Plan on March 7, 1995 to purchase 10,000 shares of Common Stock at an exercise price of $9.35 per share, and 38,500 canceled options previously granted under the 1988 Plan on January 14, 1994 to purchase 38,500 shares of Common Stock at an exercise price of $8.387 per share.

(7) Represents incentive stock options granted under the 1988 Plan on November 21, 1995 to purchase 16,500 shares of Common Stock at an exercise price of $6.375 per share, in substitution for 6,000 canceled options previously granted under the 1988 Plan on March 7, 1995 to purchase 6,000 shares of Common Stock at an exercise price of $8.50 per share, and 10,500 canceled options previously granted under the 1988 Plan on January 14, 1994 to purchase 10,500 shares of Common Stock at an exercise price of $7.625 per share.

(8) Represents incentive stock options granted under the 1988 Plan on November 21, 1995 to purchase 11,000 shares of Common Stock at an exercise price of $6.375 per share, in substitution for 4,000 canceled options previously granted under the 1988 Plan on March 7, 1995 to purchase 4,000 shares of Common Stock at an exercise price of $8.50 per share, and

                                              (footnotes continued on next page)

(footnotes continued from previous page)
    7,000 canceled options previously granted under the 1988 Plan on January 14, 1994 to purchase 7,000 shares of Common Stock at an exercise price of $7.625 per share.

STOCK OPTIONS GRANTED IN FISCAL 1997

     The following table sets forth information concerning individual grants of stock options made during Fiscal 1997 to each executive officer listed in the Summary Compensation Table. All of such options are subject to approval of the 1997 Plan by the stockholders at the Annual Meeting. The Company did not grant any stock appreciation rights during Fiscal 1997.

                                            OPTION GRANTS IN FISCAL 1997
                              ---------------------------------------------------------         POTENTIAL
                                              % OF TOTAL                                   REALIZABLE VALUE AT
                               NUMBER OF       OPTIONS/                                       ASSUMED ANNUAL
                               SECURITIES        SARS                                      RATES OF STOCK PRICE
                               UNDERLYING     GRANTED TO                                     APPRECIATION FOR
                              OPTIONS/SARS    EMPLOYEES       EXERCISE                        OPTION TERM(5)
                                GRANTED       IN FISCAL     OR BASE PRICE    EXPIRATION    --------------------
           NAME                 (SHARES)         YEAR        (PER SHARE)        DATE          5%         10%
---------------------------   ------------    ----------    -------------    ----------    --------    --------

Leon Tempelsman............      20,000(1)(4)      9%          $16.225          4/7/02     $ 52,003    $150,600
                                 20,000(2)(4)      9%          $14.75           4/7/07     $185,524    $470,154
Sheldon L. Ginsberg........      20,000(3)(4)      9%          $14.75           4/7/07     $185,524    $470,154
Robert Speisman............      10,000(3)(4)      4%          $14.75           4/7/07     $ 92,762    $235,077

------------

(1) All of such options are intended to be incentive stock options and become exercisable as to one-third (1/3) of the shares included in the grant on December 15 of each of 1999, 2000 and 2001.

(2) All of such options are non-qualified stock options and become exercisable as to one-third (1/3) of the shares included in the grant on December 15 of each of 1997, 1998 and 1999.

(3) All of such options are intended to be incentive become exercisable as to one-third (1/3) of the shares included in the grant on December 15 of each of 1997, 1998 and 1999.

(4) The right to purchase stock pursuant to all options outstanding is cumulative, and the optionees may exercise the right to purchase stock at any time and from time to time after the option has become exercisable and prior to the expiration, termination or surrender of the option.

    Each optionee who receives an option under the Plan agrees (a) to remain in the employ of either of the Company or its subsidiaries for at least one year from the date the option is granted but in no event later than the optionee's 70th birthday and (b) to refrain from engaging in the cutting and polishing of diamonds, directly or indirectly, for a period of two years after his or her employment by the Company or a subsidiary terminates. If an optionee fails to comply with either part of such an agreement, the Stock Option Committee, in its discretion, may require the optionee to resell to the Company all shares purchased pursuant to the option at the exercise price and to repay the Company any amounts paid to the optionee upon the surrender of all or part of an option.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

    In the event of the termination of employment for any reason of an optionee, unless the option agreement provides otherwise, the option may be exercised or surrendered by the optionee or his or her legal representative within a period not to exceed the earlier of the balance of the option term or three months from the date of termination (one year in the case of a disabled employee or in the event of death); provided that the Stock Option Committee may, in its absolute discretion, authorize the purchase of such additional shares subject to options as are not then exercisable.

(5) Based upon the per share market price on the date of grant, which was $14.75 on April 7, 1997, and an annual cumulative appreciation at the rate stated of such market price through the expiration date of such options. Gains, if any, are dependent upon the actual performance of the Common Stock, as well as the continued employment of the executive officers through the vesting period. The potential realizable values indicated have not taken into account amounts required to be paid as income tax under the Internal Revenue Code of 1986, as amended, and any applicable state laws.

STOCK OPTIONS HELD AT END OF FISCAL 1997

     The following table indicates (a) the number of shares received by each executive officer named in the Summary Compensation Table upon the exercise of options, (b) the aggregate dollar value realized upon such exercise, and (c) the total number and the value of exercisable and unexercisable stock options held by each such executive officer as of May 31, 1997.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                     AND FISCAL 1997 YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED             IN-THE-MONEY
                                  SHARES                           OPTIONS/SARS AT               OPTIONS/SARS AT
                                ACQUIRED ON                       MAY 31, 1997 (#)             MAY 31, 1997 ($)(1)
                                 EXERCISE        VALUE       ---------------------------   ---------------------------
            NAME                    (#)       REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------   -----------   ------------   -----------   -------------   -----------   -------------

Leon Tempelsman..............      55,000       $606,375       166,717        105,666      $ 1,694,061     $ 379,159
Sheldon L. Ginsberg..........      11,084       $121,500        44,800         31,000      $   465,275     $ 138,625
Robert Speisman..............      --             --            48,467         17,333      $   517,862     $  87,413

------------

(1) Based upon the per share closing price of $16.25 of the Common Stock on May 30, 1997, the last day the Common Stock traded on the American Stock Exchange in Fiscal 1997.

RETIREMENT BENEFIT PLAN

     Effective June 1, 1997, the Company adopted separate Retirement Benefit Plans (each a 'Retirement Plan' and collectively, the 'Retirement Plans') for the benefit of each of Leon Tempelsman, Sheldon L. Ginsberg and Robert Speisman (each an 'Executive' and collectively, the 'Executives'). Pursuant to these Retirement Plans, the Company will pay each Executive certain benefits upon his termination of employment depending upon the reason for such termination (i.e., death, disability, retirement or termination with or without cause) and his age at the time his employment terminates.

     In this connection, the Company has purchased an individual whole life insurance policy on the life of each Executive. Each Retirement Plan permits the Company to borrow against the related life insurance policy to fund the retirement benefits payable to the Executive, and the Company expects to effect such borrowings. The amount an Executive will receive upon his death will be determined by reference to the death benefit that would be payable under the relevant life insurance policy if such policy had remained in full force and effect and the Company had not borrowed against such policy beyond amounts required to fund his retirement benefits. The retirement benefits to which an Executive will be entitled under his Retirement Plan will be determined by reference to the cash surrender value the relevant life insurance policy would have at the time of his retirement if such policy had remained in full force and effect and the Company had not borrowed against such policy. Each Retirement Plan provides that if, at the time the Company becomes obligated to pay a retirement benefit to an Executive, the insurer is unable, on account of financial distress, to pay or lend the Company any amount with respect to the relevant life insurance policy to which the Company may be entitled, the Company nevertheless will be obligated to make such payment and subsequent payments to the Executive determined by reference to the cash surrender value the relevant life insurance policy would have had at the time such payment became due if such policy had remained in full force and effect, the Company had not borrowed against such policy, and the earnings rate on such policy had been the minimum rate guaranteed by the insurer. The Company will pay each Executive an annual bonus in an amount equal to the income tax payable by such Executive on the value of the term insurance protection received by him in such calendar year. Since the Retirement Plans did not become effective until June 1, 1997, during Fiscal 1997 the Company did not incur any costs and the Executives did not recognize any compensation on account of this program.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has no employment contract with any of Leon Tempelsman, Sheldon
L. Ginsberg or Robert Speisman. The incentive stock options granted to the Executives provide that if their respective employments are terminated for any reason other than retirement, the options must be exercised within the earlier of the balance of the option period or three months from the date of termination (one year in the case of termination as a result of death or disability). Other than the Plans, the Company does not have any program providing compensation to its executive officers which is intended to serve as an incentive for performance to occur over a period longer than one fiscal year. Pursuant to the Retirement Plans, in the event an Executive retires or his employment is terminated within the two-year period following a change-in-control, the Executive will be entitled to receive either (a) a lump sum payment in an amount determined by reference to the cash surrender value the relevant life insurance policy would have at the time his employment terminates if the policy had remained in full force and effect and the Company had not borrowed against the policy beyond amounts required to fund the Executive's retirement benefits, or
(b) the same benefits to which he would have been entitled had he continued in the employ of the Company and retired upon attaining age sixty-five.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Maurice Tempelsman, Myer Feldman, Michael W. Butterwick and Lucien Burstein. Messrs. Feldman, Butterwick and Burstein are outside directors of the Company. Neither Mr. Butterwick nor Mr. Feldman is an officer of the Company. Mr. Burstein is Secretary of the Company. None of Messrs. Butterwick, Feldman or Burstein is affiliated with any principal stockholder of the Company. Maurice Tempelsman is the Chairman of the Board of the Company and the father of Leon Tempelsman, Vice Chairman of the Board and President of the Company.

COMPARATIVE PERFORMANCE BY THE COMPANY

     The following graph compares the market performance of the Company's Common Stock for the previous five fiscal years to the American Stock Exchange Market Value Index (the 'AMEX Index') and a peer group of companies in the fine jewelry and accessories industry (the 'Peer Group').

                               TOTAL RETURN CHART

DATE                             LAZARE KAPLAN    INDUSTRY GROUP    AMEX COMPOSITE
----                             -------------    --------------    --------------
1992                                100.000           100.000           100.000
                                     94.118            96.271            96.608
                                     80.392            98.400            86.056
                                     80.392            96.032            80.243
                                     76.471            96.189            76.934
                                     88.235            98.660            79.334
                                    105.882           105.606            88.821
                                    105.882           107.076            94.701
1993                                 88.235           110.982            91.586
                                     88.235           107.890            78.908
                                     98.039           111.778            82.739
                                    104.902           109.755            76.133
                                    100.000           113.735            82.447
                                     92.157           114.415            89.832
                                    111.765           116.160            83.977
                                    109.804           122.065            83.959
                                     93.137           124.357            80.611
                                     98.039           127.976            88.178
                                    105.882           122.548            86.099
                                    109.804           125.877            89.441
1994                                147.059           127.562            82.872
                                    135.294           124.775            86.198
                                    133.333           117.033            86.179
                                    147.059           115.815            84.727
                                    139.216           115.673            95.281
                                    143.137           112.199            94.459
                                    147.059           116.198            96.506
                                    141.176           119.721            99.215
                                    149.020           121.737            97.497
                                    150.980           120.833            98.883
                                    150.980           115.582           102.803
                                    149.020           117.381            95.120
1995                                137.255           120.538            77.055
                                    139.216           124.451            82.333
                                    131.373           126.183            80.366
                                    123.529           129.238            86.228
                                    117.647           132.884            84.192
                                    117.647           136.023            85.794
                                    109.314           143.116            94.294
                                    115.686           146.816           102.676
                                    111.765           149.792           103.012
                                    109.804           144.043           101.950
                                    103.922           148.286           117.749
                                    124.510           151.023           114.383
1996                                121.569           151.160           123.182
                                    133.333           153.644           121.576
                                    126.471           155.063           127.263
                                    160.784           160.445           140.996
                                    227.451           165.770           162.527
                                    205.882           156.543           159.810
                                    200.000           144.358           139.112
                                    258.824           148.585           144.485
                                    270.588           152.652           161.931
                                    272.549           149.612           150.888
                                    303.922           155.782           149.970
                                    268.628           153.429           150.170
1997                                278.431           156.998           153.667
                                    290.196           159.854           144.347
                                    239.216           152.026           153.226
                                    213.726           147.544           158.335
                                    254.902           162.375           184.437

                    DATA PERIOD: MAY 29, 1992 THROUGH MAY 30, 1997

     The Peer Group consists of the following companies: A.T. Cross Company, Michael Anthony Jewelers, Inc., Jewelmasters Inc., Tiffany & Co., and Town & Country Corporation. The Company's management is of the opinion that despite the existence of some similarities between the group of companies comprising its peer group and the Company, the Company is unique because of the product it produces, the markets in which its products are sold, and in its position as the only publicly traded diamond cutting and polishing company in the United States. Thus, comparisons made between the Company and the peer group are not necessarily accurate or reliable and do not necessarily reflect the relative performance data for the Company's primary competition.

     (1) The cumulative total return for the securities comprising the Peer Group and the AMEX Index assumes the reinvestment of dividends. The total return for the Company's Common Stock does not assume the reinvestment of dividends, since no dividends were declared on the Company's Common Stock during the measurement period. The weighing of the securities comprising each index, according to their market capitalization, has been calculated at the end of each monthly period.

     (2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's Common Stock is traded on the American Stock Exchange.

TRANSACTIONS WITH MANAGEMENT

     The Company has entered into a sublease with Leon Tempelsman & Son, a New York limited partnership of which Maurice Tempelsman and Leon Tempelsman are the sole general partners ('LTS'), under which approximately 30% of the 20th Floor at 529 Fifth Avenue, New York, New York is sublet to LTS. The sublease is prorated to the same rental rate per square foot which the Company is paying to the landlord under its lease for the 19th and 20th Floors at the same location. Rental payments under the sublease amount to a base annual rent of $89,518 (excluding escalations).

     The Company is a party to an agreement dated February 16, 1996 (the 'Agreement'), with GIA Gem Trade Laboratory, Inc. ('GTL'), a wholly owned subsidiary of Gemological Institute of America, Inc., pursuant to which the Company has granted a license to GTL to use a laser micro-inscription system developed by the Company in connection with GTL's business of grading diamonds and identifying gem stones. The Agreement has an initial term of ten years (the 'Initial License Term') commencing August 1, 1997 and, unless otherwise terminated in accordance with its terms, such Initial License Term will be extended for the full term of every patent which is subsequently issued to, or otherwise acquired by, the Company or any of its affiliates on the laser micro-inscription device. George R. Kaplan, Vice Chairman of the Board of the Company, is a Board Member Emeritus of the Board of Governors of the Gemological Institute of America. The Agreement, which requires GTL to pay to the Company royalties based on fees charged by GTL for inscribing gem stones, was the result of arms-length negotiations between the Company and GTL.

                          2. APPROVAL OF THE 1997 PLAN
                           (ITEM 2 ON THE PROXY CARD)

BACKGROUND

     On April 10, 1997, the Board of Directors unanimously adopted, subject to stockholder approval at the Annual Meeting, the Lazare Kaplan International Inc. 1997 Long Term Stock Incentive Plan (the '1997 Plan'). The text of the 1997 Plan is set forth as Appendix A hereto, and reference is made to the 1997 Plan in its entirety for a more complete description of its terms. The summary of the principal features of the 1997 Plan which follows is qualified entirely by such reference.

PURPOSE

     The purpose of the 1997 Plan is to provide an incentive for selected employees and consultants to remain in the Company's employ and to remain dedicated to the Company's interests by enabling them to acquire a proprietary interest in the Company, and to provide comparable incentives to enable the Company to better attract, compete for and retain highly qualified employees and advisors.

ADMINISTRATION AND ELIGIBILITY

     The 1997 Plan is administered by the Stock Option Committee of the Board of Directors (the 'Committee'). At all times, the Committee will include at least two directors of the Company who are neither employees of nor consultants to the Company or any of its affiliates. In general, any employee of or consultant to the Company or an affiliate of the Company, including any officer or officer-director of the Company may be selected by the Committee to receive any type of Award (as defined below) under the 1997 Plan; provided, however, that Other Stock-Based Awards (as defined below) may not be granted to directors or executive officers. Any director of the Company who is not an employee of or a consultant to the Company or any affiliate of the Company is ineligible to participate in the 1997 Plan.

TERMS OF THE 1997 PLAN

     The 1997 Plan permits the Committee to issue the following types of awards (each an 'Award'): (i) options to purchase shares of Common Stock which may be either (A) incentive stock options ('ISOs'), as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the 'Code'), or options that do not qualify as ISOs ('NQSOs'); (ii) shares of Common Stock or units denominated in such shares that are not freely transferable and are subject to forfeiture for a designated restricted period ('Restricted Stock' and 'Restricted Stock Units', respectively); (iii) awards of the right to receive the excess of the fair market value at the time of exercise of a share of Common Stock over a designated price determined at the time of grant ('Stock Appreciation Rights' or 'SARs'); (iv) awards denominated, or which may be settled in, shares of Common Stock, subject to satisfaction of designated performance criteria during a designated performance period ('Performance Awards'), (v) the right to receive the equivalent of dividends or other distributions upon Common Stock ('Dividend Equivalents'), and (vi) other types of awards denominated or payable in shares of Common Stock ('Other Stock-Based Awards'). The 1997 Plan also permits the Committee to issue a combination of two or more of the foregoing types of Awards. ISOs and NQSOs (collectively, 'Options') may, at the Committee's discretion, include a so-called 'reload' feature. The reload feature enables the awardee who uses currently-owned shares of Common Stock to pay the exercise price with respect to all or part of an Option to receive automatically at the time of exercise another Option entitling the awardee to acquire the same number of shares of Common Stock the awardee used to exercise the original Option.

     Four hundred thousand (400,000) shares of authorized but unissued shares of Common Stock have been reserved for issuance upon the exercise of Awards under the 1997 Plan.

     Under the 1997 Plan, the Committee may determine that any or all of the Options to be granted will be ISOs. Any such Options must meet the relevant requirements for ISOs set forth under the Code as in effect on the date of grant. Currently, these requirements provide, among other things, that (i) the term of an ISO may not exceed ten years, or five years in the case of an ISO that is granted to an individual who owns stock in the Company possessing more than 10 percent of the total combined voting power of classes of stock of the Company, and (ii) the exercise price of the Option must not be less than the fair market value of a share of Common Stock on the date of grant, or in the case of an individual who owns stock in the Company possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, the exercise price must not be less than 110 percent of the fair market value of a share of Common Stock on the date of grant. If an Option granted under the 1997 Plan fails to qualify as an ISO, in whole or in part, whether at time of grant or subsequently, the nonqualified portion of such Option will remain in full force and effect but will be deemed to have been granted as a NQSO.

     In addition, except as limited by the terms of any Award, the Committee will have the discretion to settle any Award (other than Restricted Stock) (i) in cash or shares of Common Stock; (ii) by the grant of another Award; or (iii) in such other form of consideration as the Committee deems appropriate. The Committee also will have discretion to settle any Award in installments, or to defer settlement of any Award (other than Restricted Stock) as and to the extent it deems appropriate, except as it may be limited by the terms of the Award, and regardless of the terms of an Award, will be entitled at any time to cancel the Award upon payment to the awardee of its value (as determined by the Committee) in cash or any other form of consideration.

     Subject to the provisions of the 1997 Plan, applicable law and the terms and conditions of any Award, the Committee may determine, among other things,
(i) the expiration date, vesting schedule, and the per share exercise price of any Option; (ii) the method and form of payment of the exercise price of any Option (which may include payment in cash, delivery of shares of Common Stock already held by the grantee valued at their fair market value or any combination thereof); (iii) the grant price for any Stock Appreciation Right; (iv) the restricted period for any grant of Restricted Stock or Restricted Stock Units;
(v) the performance criteria and performance period for any Performance Award; and (vi) the effect of the termination of employment and/or consulting relationships between the Company and a awardee who has received an Award.

     If not provided otherwise in the related Award Agreement, an Option granted to a awardee will expire upon the earlier of the expiration date set forth in that Award Agreement or three months after the date on which the awardee's employment or consulting relationship terminates (one year if the awardee's employment or consulting relationship terminates as a result of death or disability).

     If a awardee's employment or consulting relationship terminates for any reason other than death, disability or retirement on or after his or her normal retirement date, then unless otherwise provided in the related Award Agreement, all shares of Restricted Stock and all Restricted Stock Units owned by the awardee that are still subject to restrictions will be canceled. If the awardee's employment or consulting relationship terminates by reason of death or disability, all shares of Restricted Stock and all Restricted Stock Units owned by the awardee that are still subject to restrictions will vest. If the awardee's employment or consulting relationship terminates by reason of retirement on or after his or her normal retirement date, all shares of Restricted Stock and all Restricted Stock Units owned by the awardee that are still subject to restrictions will continue to vest as if his or her employment or consulting relationship had not terminated.

     The 1997 Plan provides that if an awardee has engaged in any activity detrimental to the interest of the Company and his or her employment or consulting arrangement with the Company is terminated as a result thereof, then the Committee, in its sole discretion, may terminate or cancel the nonvested or unexercised portion of any Award then held by the awardee at any time following termination of his or her employment or consulting relationship with the Company.

NEW PLAN BENEFITS TABLE

     The following table sets forth summary information regarding the shares of Common Stock underlying options granted under the 1997 Plan during Fiscal 1997 to (i) each executive officer named in the Summary Compensation Table, (ii) all current executive officers of the Company, as a group (4 persons), and (iii) all employees (other than executive officers) of the Company, as a group (21 persons). No options were granted to directors who are not executive officers.

                               NEW PLAN BENEFITS

                     NAME AND POSITION                         DOLLAR VALUE ($)    OPTION SHARES (#)
------------------------------------------------------------   ----------------    ------------------

Leon Tempelsman ............................................      $  590,000              40,000
  President

Sheldon L. Ginsberg ........................................      $  295,000              20,000
  Executive Vice President and
  Chief Financial Officer

Robert Speisman ............................................      $  147,500              10,000
  Vice President -- Sales

All current executive officers as a group...................      $1,032,500             170,000

All employees (other than executive officers as a group.....      $  800,188              54,250

FEDERAL INCOME TAX CONSIDERATIONS

     The grant of an Option, whether or not an ISO, generally does not result in any tax consequences to the Company or the awardee. The tax consequences of exercising an Option or disposing of Common Stock received as a result of the exercise of an Option ('Option Stock') depend upon whether the Option is an ISO or a NQSO.

     Nonqualified Stock Options. If an awardee exercises a NQSO, the awardee must recognize an amount of ordinary income in his or her taxable year in which the Option Stock becomes substantially vested equal to the excess of (i) the fair market value of the Option Stock at the time it becomes substantially vested, over (ii) the exercise price for the Option Stock. If an awardee receives nonvested stock upon the exercise of an Option he or she may elect to recognize ordinary income for the taxable year in which the Option is exercised in an amount equal to the difference between (i) the fair market value of the Option Stock determined on the exercise date as if the stock were substantially vested, over (ii) the exercise price. Option Stock is considered substantially vested for this purpose when it either is freely transferable by the awardee or is not subject to a substantial risk of forfeiture.

     If an awardee disposes of substantially vested Option Stock, the awardee must include in gross income, as gain for the taxable year of the disposition, an amount equal to the excess of the amount realized in the transaction over the sum of the option price plus the amount of ordinary income the awardee recognized as a result of the exercise of the Option. If, instead, the sum of the option price plus the amount of compensation income recognized by the awardee when the

Option Stock became substantially vested exceeds the amount realized by the awardee in the disposition, the awardee is allowed to deduct an amount equal to such excess as a loss for the taxable year of the disposition. Such gain (or loss) is generally treated as capital gain (or loss), long-term or short-term, depending upon the length of time elapsed between the time when the Option Stock became substantially vested and the time of the disposition.

     Incentive Stock Options. If an awardee exercises an ISO, the awardee does not recognize income upon exercise, provided that the awardee was an employee of the Company at all times during the period beginning on the date the Option was granted and ending on the date that is three months before the exercise date. However, the excess of (i) the fair market value at the time of exercise of Common Stock acquired upon exercise of an ISO, over (ii) the exercise price constitutes an item of tax preference for purposes of the alternative minimum tax and may result in additional income tax to the awardee for the taxable year that includes the date of exercise.

     If an awardee exercises an ISO and fails to satisfy the requirement that he/she has been an employee of the Company, as described above, the awardee must include in gross income, as compensation for the taxable year of exercise, an amount equal to the excess of the fair market value of the Option Stock at the time of exercise over the option price.

     If (i) an awardee disposes of Option Stock that was acquired pursuant to an ISO more than one year prior to the disposition, (ii) such ISO was granted more than two years prior to the disposition, and (iii) the amount realized in the disposition exceeds the option price, then the awardee must include in gross income, as capital gain for the taxable year of the disposition, an amount equal to the excess of the amount realized in the disposition over the option price. (If, instead, the option price exceeds the amount realized in the disposition, the awardee is allowed to deduct an amount equal to such excess as a capital loss for such year).

     If (i) an awardee disposes of Option Stock within two years after the related ISO is granted or within one year after the Option Stock was acquired, and (ii) the amount realized in the disposition exceeds both the option price and the fair market value of the Option Stock on the date of exercise, then the awardee must include in gross income, as compensation for the taxable year of the disposition, an amount equal to the excess of such fair market value over the option price.

     Exercise of Option With Previously Acquired Common Stock. The tax consequences to an awardee where the awardee exercises an Option by surrendering previously acquired Common Stock (whether purchased from a third party or acquired by the awardee upon exercise of an Option) depend upon the type of Option exercised and the nature of the Common Stock used to fund the purchase price. For this reason, the Company urges the awardee to consult the awardee's own tax advisor with respect to the tax consequences of such transactions.

     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the awardee. The awardee of an SAR must include in gross income, as ordinary income for the taxable year in which the SAR is exercised, an amount equal to the excess of (i) the sum of any money and the fair market value of any property or shares of Common Stock received as a result of such exercise, over
(ii) the exercise price of the SAR, except to the extent that the shares of Common Stock and/or property are transferred subject to restrictions involving a substantial risk of forfeiture. (See discussion above under 'Non Qualified Stock Options'.)

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
     If an awardee disposes of any shares of Common Stock or property acquired pursuant to the exercise of an SAR, the awardee's basis for determining taxable gain (or loss) will be equal to the amount of any ordinary income recognized by the awardee with respect to the exercise of the SAR and such gain (or loss) is generally treated as capital gain (or loss), long-term or short-term, depending upon the length of time elapsed between the time when the shares of Common Stock or property became substantially vested and the time of the disposition.

     Restricted Stock. The grant of Restricted Stock will not result in taxable income to the awardee. The awardee must include in gross income, as ordinary income for the taxable year in which the Restricted Stock ceases to be subject to restrictions involving a substantial risk of forfeiture an amount equal to the excess of the fair market value of the Restricted Stock at the time it ceases to be subject to restrictions involving a substantial risk of forfeiture.

     If the awardee disposes of any stock acquired pursuant to a Restricted Stock award, the awardee's basis for determining the taxable gain (or loss) will be equal to the amount of any related ordinary income recognized by the awardee, and such gain (or loss) is generally treated as capital gain (or loss), long-term or short-term, depending upon the length of time elapsed between the time when the Restricted Stock ceased to be subject to restrictions involving a substantial risk of forfeiture and the time of the disposition.

     Tax Consequences to the Company. If an awardee includes an amount in gross income as compensation for a taxable year under the foregoing rules, the Company is generally entitled to a corresponding deduction for its taxable year that includes the last day of the affected taxable year of the awardee.

     Section 162(m) was added to the Code, which, in general, prohibits deductibility of certain compensation in excess of $1,000,000 per year paid by a publicly-held corporation to any individual named in the corporation's Summary Compensation Table for the year.

     Some types of compensation are excluded from Section 162(m)'s $1,000,000 deductibility limit, including certain 'performance-based' compensation. Compensation associated with stock options or stock appreciation rights, or their exercise, can qualify for a performance-based exclusion, as can other forms of compensation based on objective performance criteria, provided certain requirements are satisfied. However, based on the regulations, in general Options, SARs, Restricted Stock and most other Awards granted under the 1997 Plan will not be considered eligible for exclusion from the $1,000,000 deductibility limit of Section 162(m), where such limit is applicable. Consequently, it is possible that at some time or times in the future, Section 162(m) may preclude the Company from deducting compensation that otherwise would be deductible by it in respect of awards under the 1997 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1997 PLAN.

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                        3. APPROVAL OF THE AMENDMENT TO
                          THE COMPANY'S CERTIFICATE OF
                    INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK
                           (ITEM 3 ON THE PROXY CARD)

BACKGROUND

     On July 31, 1997, the Board of Directors unanimously adopted, subject to stockholder approval at the Annual Meeting, an amendment (the 'Common Stock Amendment') to the Company's Certificate of Incorporation (the 'Certificate') which would increase the number of shares of Common Stock which the Company would be authorized to issue.

     The Company's Certificate currently authorizes the issuance of up to 10,000,000 shares of Common Stock. As of September 9, 1997, there were
[           ] shares of Common Stock outstanding and [           ] shares of
Common Stock reserved for issuance upon exercise of stock options granted or available for grant pursuant to the 1988 Plan. Assuming the approval of the 1997 Plan, an additional 400,000 shares of Common Stock will be reserved for issuance upon exercise of stock options granted or available for grant pursuant to the
1997 Plan. As a result, only [           ] shares of Common Stock will be
unreserved and available for future issuance.

REASONS FOR THE PROPOSED COMMON STOCK AMENDMENT

     The Board of Directors believes that approval of the Common Stock Amendment to increase the number of authorized but unissued shares of Common Stock is in the best interests of the Company and its stockholders, as it would enhance the Company's flexibility in addressing future needs of the Company which may entail the use of stock for such actions as equity financing, acquisition opportunities, management incentive and employee benefit plans, or for other corporate purposes. Other than in connection with the exercise of stock options under the Plans, the Company has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized by the Common Stock Amendment.

     The Board's discretion in issuing the additional authorized shares without stockholder approval is subject to the applicable rules of the American Stock Exchange or any stock exchange on which the Company's securities may then be listed.

TERMS OF THE PROPOSED COMMON STOCK AMENDMENT

     The Board of Directors of the Company is proposing to amend the Certificate to increase the number of shares of Common Stock from 10,000,000 shares of Common Stock to 20,000,000 shares of Common Stock. If the Common Stock Amendment is approved by the stockholders, Article FOURTH of the Certificate would be amended to read in its entirety substantially as follows:

          'FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is twenty million (20,000,000) shares of common stock, $1.00 par value.'

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
EFFECTS OF THE PROPOSED COMMON STOCK AMENDMENT

     Depending upon the circumstances in which additional shares of Common Stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management. Management of the Company is not currently aware of any possible takeover attempts of the Company, and the Common Stock Amendment is not in response to any effort by any party to accumulate the Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

     Holders of Common Stock are not entitled to preemptive rights, and to the extent that any additional shares of Common Stock or securities convertible into Common Stock may be issued on other than on a pro rata basis to current stockholders, the present ownership portion of current stockholders may be diluted. Based on the Certificate and the Company's By-laws and the applicable provisions of the Delaware General Corporation Law, stockholders will have no dissenters' or similar rights with respect to the adoption of the Common Stock Amendment or upon the issuance of any shares of Common Stock thereunder.

     If the proposal set forth below under the caption 'Approval of the Amendment to the Company's Certificate of Incorporation to Authorize Preferred Stock' is also approved by the stockholders at the Annual Meeting, Article FOURTH will be replaced by the text set forth below under such caption.

REQUIRED VOTE

     The approval of the Common Stock Amendment requires the affirmative vote by the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE COMMON STOCK AMENDMENT.

                        4. APPROVAL OF THE AMENDMENT TO
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                          TO AUTHORIZE PREFERRED STOCK
                           (ITEM 4 ON THE PROXY CARD)

BACKGROUND

     On July 31, 1997, the Board of Directors unanimously approved, subject to stockholder approval at the Annual Meeting, an amendment to the Certificate (the 'Preferred Stock Amendment') which would authorize the Company to issue, from time to time, as determined by the Board of Directors, up to 5,000,000 shares of preferred stock, par value $.01 per share (the 'Preferred Stock'). The Certificate currently does not authorize the issuance of shares of Preferred Stock.

REASONS FOR THE PROPOSED PREFERRED STOCK AMENDMENT

     Also on July 31, 1997, the Board of Directors unanimously adopted a Shareholder Rights Agreement (the 'Rights Agreement') under which preferred stock purchase rights ('Rights') will be distributed, as a dividend, to stockholders of record as of September 9, 1997 (the 'Rights Record Date'), as soon as practicable after such date, at a rate of one Right for each share of Common Stock held on the Rights Record Date. The Rights Agreement is not being submitted to the stockholders for their consideration.

     The Rights are designed to deal with the problem of a raider using what the Board of Directors perceives to be coercive tactics to deprive the Company's Board of Directors and stockholders of any real opportunity to determine the destiny of the Company by forcing the raider to negotiate with the Company's Board of Directors. The Rights may be redeemed by the Company at a redemption price of $0.001 per Right, subject to adjustment, prior to the public announcement that 15% or more of Common Stock has been accumulated by a single acquiror or group. Thus, they should not interfere with any merger or other business combination approved by the Board of Directors nor affect any prospective offeror willing to negotiate in good faith with the Board of Directors. The Rights Agreement does not inhibit any stockholder from utilizing the Proxy mechanism to promote a change in the management or direction of the Company. While the Board of Directors is not aware of any effort to acquire control of the Company, it believes that the Rights Agreement represents a sound and reasonable means of safeguarding the investment of stockholders in the Company.

     Distribution of the Rights will not in any way alter the financial strength of the Company or interfere with its business plans. The distribution of the Rights is not dilutive, does not affect reported earnings per share, is not taxable either to the recipient or to the Company, and will not change the way in which stockholders can currently trade shares of Common Stock. However, under certain circumstances, particularly where the Rights are 'triggered' as the result of certain potentially abusive tactics, exercise of the Rights may be dilutive or affect reported earnings per share.

     In addition to providing sufficient shares upon the exercise of Rights under the Rights Agreement, the availability of the Preferred Stock will enable the Board of Directors, without further action of the stockholders, to issue shares of Preferred Stock from time to time for such other proper corporate purposes as it shall deem advisable to the Company and its stockholders, such as equity financing, acquisition opportunities, management incentive and employee benefit plans. Other than in connection with the Rights Agreement, the Company has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares of Preferred Stock proposed to be authorized by the Preferred Stock Amendment.

SUMMARY OF THE RIGHTS AGREEMENT

     A dividend of one Right for each outstanding share of Common Stock of the Company is payable to holders of Common Stock as of the Rights Records Date. Each Right entitles the registered holder thereof to purchase from the Company one one-hundredth (1/100) of a share of Series A Junior Participating Preferred Stock (the 'Junior Preferred Stock') at an exercise price of $90 (the 'Exercise Price'). The terms and conditions of the Rights are contained in the Rights Agreement between the Company and ChaseMellon Shareholder Services, LLC, as rights agent

(the 'Rights Agent'), and the summary contained herein is qualified in its entirety by the terms of the Rights Agreement.

     The Rights are not exercisable and are not transferable apart from the Common Stock until the tenth (10th) day after such time as a person or group acquires beneficial ownership of 15% or more of the Common Stock or the tenth
(10th) business day (or such later time as the Board of Directors may determine) after a person or group announces its intention to commence or commences a tender or exchange offer the consummation of which would result in beneficial ownership by person or group of 15% or more of the Common Stock. As soon as practicable after the Rights become exercisable, separate certificates representing the Rights will be issued and the Rights will become transferable apart from the Common Stock.

     The Exercise Price payable and the number of shares of Junior Preferred Stock or other securities or property issuable upon the exercise of the Rights are subject to certain anti-dilution adjustments.

     If, after the Rights have been triggered, an acquiring company were to merge or otherwise combine with the Company, or the Company were to sell 50% or more or its assets or earning power, each Right then outstanding would 'flip over' and thereby would become a Right to buy that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Exercise Price of the Rights.

     In the event a person or group were to acquire a 15% or greater position in the Company, each right then outstanding would 'flip in' and become a right to buy that number of shares of Common Stock which at the time of the 15% acquisition had a market value of two times the exercise price of the Rights. The acquiror who triggered the Rights would be excluded from the 'flip-in' because his Rights would have become null and void upon his triggering acquisition. As described below, the amendment provision of the Rights Agreement provides that the 15% threshold can be lowered to not less than 10%. The Board can utilize this provision to provide additional protection against creeping accumulations.

     At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Stock and before the acquisition by a person or group of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which have become void), in whole or in part, at an exchange ratio of one share of Common Stock (or one one-hundredth (1/100) of a share of Junior Preferred Stock) per Right, subject to adjustment.

     The Rights Agreement provides that the acquisition of additional shares of Common Stock by any stockholder currently having beneficial ownership of 15% or more of the Common Stock will not trigger the Rights.

THE JUNIOR PREFERRED STOCK

     The following description of the Junior Preferred Stock is qualified in its entirety by the Designation of Rights, Privileges and Preferences of such Preferred Stock.

     The Junior Preferred Stock is non-redeemable and subordinate to any other series of the Company's Preferred Stock which may at any time be issued. The Company currently does not have any Preferred Stock authorized. The Junior Preferred Stock may not be issued, except upon exercise of the Rights. Each Right to be distributed to holders of Common Stock entitles each holder to purchase one one-hundredth ( 1/100) of a share of Junior Preferred Stock. Each share of Junior Preferred Stock is entitled to receive, when, as, and if declared, a dividend in an amount equal to the greater of (x) a quarterly dividend in the amount of $1.00 per share of Junior Preferred Stock and (y) one hundred times the cash dividend declared on each share of Common Stock. In addition, each share of Junior Preferred Stock is entitled to receive one hundred times any non-cash dividends declared with respect to each share of Common Stock, in like kind, other than a dividend payable in shares of Common Stock. In the event of liquidation, the holder of each share of Junior Preferred Stock shall be entitled to receive a preferential liquidation payment of $100 per share and shall be entitled to receive, in the aggregate, a liquidation payment equal to 100 times the liquidation payment made for each share of Common Stock. Each share of Junior Preferred Stock has 100 votes, voting together with the Common Stock and not as a separate class. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Junior Preferred Stock is entitled to receive 100 times the amount received per share of Common Stock.

AMENDMENT OF THE RIGHTS AGREEMENT

     The Rights Agreement may be amended from time to time in any manner prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Stock.

RESERVED SHARES

     The Rights Agreement contemplates that the Company will reserve a sufficient number of authorized but unissued shares of Preferred Stock to permit the exercise in full of the Rights should the Rights become exercisable. If the amendment to the Certificate of Incorporation to authorize the issuance of 5,000,000 shares of Preferred Stock is not approved by the stockholders, the Company will not have sufficient shares for issuance upon the Rights becoming exercisable. Consequently, in such event, the effectiveness of the Rights Agreement would be impaired.

TERMS OF THE PROPOSED PREFERRED STOCK AMENDMENT

     If the Preferred Stock Amendment is approved by stockholders, and the Common Stock Amendment described above under 'Approval of the Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock' is also so approved, Article FOURTH of the Certificate would be amended to read in its entirety substantially as follows:

          'FOURTH: (a) The aggregate number of shares which the Corporation shall have the authority to issue is twenty-five million (25,000,000) shares, which shall consist of twenty million (20,000,000) shares of common stock, $1.00 par value ('Common Shares'), and five million (5,000,000) shares of preferred stock, $.01 par value ('Preferred Shares'). Except as otherwise provided in accordance with this Certificate of Incorporation, the Common Shares shall have unlimited voting rights, with each Common Share being entitled to one vote, and the right to receive the net assets of the Corporation upon dissolution, with each Common Share participating on a pro rata basis.

     (b) The Board of Directors is authorized, from time to time and without stockholder action, to provide for the issuance of Preferred Shares in one or more series not exceeding in the aggregate the number of Preferred Shares authorized by this Certificate of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences and relative, participating, option or other special rights, and the qualifications, limitations or restrictions relating thereto, including without limiting the generality of the foregoing (i) the voting rights, if any, relating to Preferred Shares of any series (which may be one or more votes per share or a fraction of a vote per share or no vote per share, which may vary over time and which may be applicable generally or only upon the happening and continuance of stated events or conditions), (ii) the rate of dividend, if any, to which holders of Preferred Shares of any series may be entitled (which may be cumulative or noncumulative), (iii) the rights of holders of Preferred Shares of any series in the event of liquidation, dissolution or winding up of the affairs of the Corporation, (iv) the rights, if any, of holders of Preferred Shares of any series to convert or exchange such Preferred Shares of such series for shares of any other class or series of capital stock, or for any other securities, property or assets, of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, and the time or times during which a particular price or rate shall be applicable), (v) whether or not the Preferred Shares of any series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different dates, and (vi) whether any Preferred Shares of any series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

     (c) Before the Corporation shall issue any Preferred Shares of any series, a Certificate of Designations fixing the voting powers, designations, preferences, the relative, participating, option or other rights, if any, and the qualifications, limitations and restrictions, if any, relating to the Preferred Shares of such series, and the number of Preferred Shares of such series authorized by the Board of Directors to be issued shall be filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law and shall become effective without any stockholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of Preferred Shares of any series then outstanding) the number of shares of such series subsequent to the issuance of shares of such series.'

     In the event that the Preferred Stock Amendment is approved by stockholders and the Common Stock Amendment described above under 'Approval of the Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock' is not so approved, the following paragraph
(a) would be substituted for paragraph (a) of proposed Article FOURTH set forth immediately above:

          '(a) The aggregate number of shares which the Corporation shall have the authority to issue is fifteen million (15,000,000) shares, which shall consist of ten million (10,000,000) shares of common stock, $1.00 par value ('Common Shares'), and five million (5,000,000) shares of preferred stock, $.01 par value ('Preferred Shares'). Except as otherwise provided in accordance with this Certificate of Incorporation, the Common Shares shall have unlimited voting rights, with each Common Share being entitled to one vote, and the right to receive the net assets of the Corporation upon dissolution, with each Common Share participating on a pro rata basis.'

EFFECTS OF THE PROPOSED PREFERRED STOCK AMENDMENT

     The proposed Preferred Stock Amendment will give the Board of Directors the express authority, without further action of the stockholders, to issue shares of Preferred Stock from time to time in one or more series and to fix before issuance with respect to each series (i) the designation and the number of shares to constitute each series, (ii) the liquidation rights and preferences, if any, (iii) the dividend rights (which could be senior to the Common Stock) and interest rates, if any, (iv) the rights and terms of redemptions, (v) whether the shares of Preferred Stock are to be convertible or exchangeable into shares of Common Stock or other securities of the Company, and the rates thereof, (vii) any limitation on the payment of dividends on the Common Stock while any shares of Preferred Stock are outstanding, (viii) the voting power, if any, of the shares of Preferred Stock in addition to the voting rights provided by law, which voting power may be general or special, and (ix) such other provisions as will not be inconsistent with the Certificate. All the shares of any one series of Preferred Stock will be identical in all respects. Holders of any series of Preferred Stock, when and if issued, may have priority claims to dividends and to any distribution upon liquidation of the Company, and may have other preferences over the Common Stock, including a preferential right to elect directors in the event that Preferred Stock dividends (if the Preferred Stock carries a dividend) are not paid for a specified period.

     The specific terms of any Preferred Stock to be authorized pursuant to the Preferred Stock Amendment (other than the Junior Preferred Stock, the terms of which are described above) will depend primarily on market conditions, and other factors existing at the time of issuance. The Company does not intend to issue any Preferred Stock except on terms which it deems to be in the best interests of the Company and its stockholders. The Board of Directors currently intends to issue shares of Preferred Stock only in conjunction with the exercise of Rights under the Rights Plan. However, the Board of Directors may, in its discretion, determine to issue shares of Preferred Stock for other proper corporate purposes as discussed above. The Board of Directors has considered the potential disadvantages to the issuance of Preferred Stock (such as the negative impact a Preferred Stock dividend may have on the Company's earnings per share, if any, the liquidating preference the Preferred Stock would have over the Common Stock and the potential dilution of any stockholders' equity to the extent that Preferred Stock, when and if issued, may be redeemable or convertible into Common Stock); however, the Board of Directors believes that the advantages of future flexibility afforded by the ability to issue Preferred Stock outweigh the disadvantages, and would be in the best interests of the Company and its stockholders.

     It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of Common Stock until the Board of Directors determines to issue Preferred Stock and sets the respective preferences, limitations and relative rights of the holders of each class or series of Preferred Stock so issued. However, such effects might include (i) reduction of the amount otherwise available for payment of dividends on the Common Stock, to the extent dividends are payable on any issued Preferred Stock,
(ii) restrictions on dividends on the Common Stock, (iii) dilution of the voting power of the Common Stock to the extent that the Preferred Stock has voting rights, (iv) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at or below the fair market value or

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
original issue price of the Common Stock, and (v) the holders of Common Stock not being entitled to participate in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

     Depending upon the circumstances in which shares of Preferred Stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management. The Board of Directors, when it deems it in the best interests of the Company and its stockholders, also could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or on any other extraordinary corporate transaction. As stated above, the Board intends to issue new shares to dilute the stock ownership of a person or entity seeking to obtain control of the Company under circumstances which the Board of Directors considers not to be in the best interests of the stockholders and the Company. In addition, the mere existence of a class of authorized Preferred Stock could have the effect of discouraging unsolicited takeover attempts. As stated above, management of the Company is not currently aware of any possible takeover attempts of the Company, and the Preferred Stock Amendment is not in response to any effort by any party to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The Preferred Stock Amendment is not part of a plan to recommend a series of similar amendments to the stockholders and, except as set forth above under 'Approval of the Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock', the Board of Directors does not contemplate recommending the adoption of any other amendments to the Certificate which could be construed to affect the ability of third parties to take over or change the control of the Company.

     Holders of Common Stock will not be entitled to preemptive rights with respect to any issuance of shares of Preferred Stock. Based on the Certificate and the Company's By-laws and the applicable provisions of the Delaware General Corporation Law, stockholders will have no dissenters' or similar rights with respect to the adoption of the Preferred Stock Amendment or upon the issuance of shares of Preferred Stock thereunder.

REQUIRED VOTE

     The approval of the Preferred Stock Amendment requires the affirmative vote by the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE PREFERRED STOCK AMENDMENT.

                 5. RATIFICATION OF THE APPOINTMENT OF AUDITORS
                           (ITEM 5 ON THE PROXY CARD)

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent certified public accountants, to be auditors for the Company and its subsidiaries for the fiscal year ending May 31, 1998 and recommends that the stockholders ratify that appointment. If a majority of the shares are not voted in favor of ratification, the Board will consider the appointment of other auditors for the ensuing fiscal year. The Board is advised that there is and has been, no

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
relationship between Ernst & Young LLP and the Company or any of its subsidiaries other than the rendition of professional services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                               6. OTHER BUSINESS

     As of the date hereof, the Board of Directors does not know of any matter which will come before the meeting other than the business specified in the foregoing notice of meeting. If any other matter is presented at the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their best judgment.

SOLICITATION OF PROXIES

     Solicitation of proxies is being made by the Board of Directors through the mail, in person, and by telegraph and telephone. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to obtain voting instructions from the beneficial owners and will pay their expenses for so doing. The cost of soliciting proxies will be borne by the Company.

STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders who wish to have proposals included in the proxy statement and form of proxy to be furnished by the Board of Directors in connection with the Company's 1998 Annual Meeting of Stockholders must submit such proposals so that they are received by the Company no later than May 27, 1998. Please direct such proposals to the attention of the Secretary of the Company.

                                         By order of the Board of Directors,

                                         LEON TEMPELSMAN,
                                         President

New York, New York
September 19, 1997

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                                                                      APPENDIX A

                        LAZARE KAPLAN INTERNATIONAL INC.
                      1997 LONG-TERM STOCK INCENTIVE PLAN

SECTION 1. Purposes

     The general purposes of this 1997 Long-Term Stock Incentive Plan (the 'Plan') are to encourage selected employees and directors of and consultants to LAZARE KAPLAN INTERNATIONAL INC. (the 'Company') and its Affiliates (as hereinafter defined) to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company's future success and prosperity, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders.

SECTION 2. Certain Additional Definitions

     The following terms have the following respective meanings under the Plan:

          'Affiliate' means any entity in which the Company directly or indirectly has a significant equity interest under generally accepted accounting principles and any other entity in which the Company has a significant direct or indirect equity interest as determined by the Committee.

          'Award' means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

          'Award Agreement' means a written agreement, contract, instrument or document evidencing an Award.

          'Board' means the Board of Directors of the Company.

          'Code' means the Internal Revenue Code of 1986, as amended.

          'Committee' means a committee of the Company's directors designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a Non-Employee Director.

          'Disability' means, with respect to a given Participant at a given time, any medically determinable physical or mental impairment that the Committee, on the basis of competent medical evidence, reasonably determines has rendered or will render the Participant permanently and totally disabled with the meaning of Section 422(c)(6) of the Code (or such successor section as is in effect at the time).

          'Dividend Equivalent' means a right granted under Section 6(e) of the Plan.

          'Exchange Act' means the Securities Exchange Act of 1934, as amended.

          'Fair Market Value' means, with respect to a Share on a given date:
     (a) if the Shares are listed for trading on a national securities exchange (including, for this purpose, the Nasdaq

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     National Market ['NNM'] of the National Association of Securities Dealers
     Automated Quotation System ['Nasdaq']) on such date, the closing Share price on such exchange (or, if there is more than one, the principal such exchange), or, for the NNM, the last sale price, on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which Shares were traded if no Shares were traded on the immediately preceding day; (b) if the Shares are not listed for trading on any securities exchange (including the NNM) on such date but are reported by Nasdaq, and market information concerning the Shares is published on a regular basis in The New York Times or The Wall Street Journal, the average of the daily bid and asked prices of the Shares, as so published, on the day nearest preceding the date in question for which such prices were published; (c) if (a) is inapplicable and market information concerning the Shares is not regularly published as described in (b), the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day nearest preceding the date in question as recorded by Nasdaq (or, if Nasdaq does not record such prices for the Shares, another generally accepted reporting service); or (d) if none of the foregoing are applicable, the fair market value of a Share as of the date in question, as determined by the Committee.

          'Family Member' means an individual who is the spouse, child (including a legally adopted child), grandchild or parent of a Participant.

          'Incentive Stock Option' means an Option that meets the requirements of Section 422 of the Code (or any successor provision in effect at the relevant time) and that is identified as intended to be an Incentive Stock Option in the Award Agreement evidencing the Option.

          'Non-Employee Director' means a director of the Company who comes within the definition of 'non-employee director' under Rule 16b-3.

          'Non-Qualified Stock Option' means an Option that is not an Incentive Stock Option.

          'Option' means an option to purchase Shares granted under Section 6(a) of the Plan.

          'Other Stock-Based Award' means a right granted under Section 6(f) of the Plan.

          'Participant' means an employee of or consultant to the Company or any Affiliate designated to be granted any Award under the Plan.

          'Performance Award' means a right granted under Section 6(d) of the Plan.

          'Restricted Period' means the period of time during which an Award of Restricted Stock or Restricted Stock Unit is subject to transfer restrictions and potential forfeiture.

          'Restricted Stock' means a Share granted under Section 6(c) of the Plan.

          'Restricted Stock Unit' means a right granted under Section 6(c) of the Plan that is denominated in Shares.

          'Rule 16b-3' means Securities and Exchange Commission Rule 16b-3 (or any successor rule or regulation), as applicable with respect to the Company at a given time.

          'Section 16' means Section 16 of the Exchange Act and the and regulations thereunder, or any successor provision or regulation in effect at a given time.

          'Section 16 Reporting Person' means a person who is a director or officer of the Company for purposes of Section 16.

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          'Shares' means shares of the Company's common stock, par value $1.00 per share, or such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

          'Stock Appreciation Right' means a right granted under Section 6(b) of the Plan.

SECTION 3. Administration

     The Committee shall administer the Plan. Subject to the terms and limitations set forth in the Plan (including, without limitation those set forth in Section 6(a)), and to applicable law, the Committee's authority shall include without limitation the power to:

          (a) designate Participants;

          (b) determine the types of Awards to be granted and the times at which Awards will be granted;

          (c) determine the number of Shares to be covered by Awards and any payments, rights, or other matters to be calculated in connection therewith;

          (d) determine the terms and conditions of Awards and amend the terms and conditions of outstanding Awards;

          (e) determine how, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other securities or property, or canceled, forfeited, or suspended;

          (f) determine how, whether, to what extent, and under what circumstances cash, Shares, other Awards, other securities or property, or other amounts payable with respect to an Award shall be deferred, whether automatically or at the election of the holder thereof or of the Committee;

          (g) determine the methods and procedures for establishing the value of any property (including, without limitation, Shares or other securities) transferred, exchanged, given, or received with respect to the Plan or any Award;

          (h) prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect to the Plan;

          (i) designate Options as Incentive Stock Options;

          (j) interpret and administer the Plan, Award Agreements, Awards, and any contract, document, instrument, or agreement relating thereto;

          (k) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan;

          (l) decide all questions and settle all controversies and disputes which may arise in connection with the Plan, Award Agreements, or Awards;

          (m) make any other determination and take any other action that the Committee deems necessary or desirable for the interpretation, application, or administration of the Plan, Award Agreements, or Awards.

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     All designations, determinations, interpretations, and other decisions under or with respect to the Plan, Award Agreements, or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding.

SECTION 4. Shares Available for Awards

     (a) Shares Available. Subject to adjustment as provided in Section 4(b):

          (i) Initial Authorization. There shall be 400,000 Shares initially available for issuance under the Plan.

          (ii) Accounting for Awards. For purposes of this Section 4:

             (A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, to the extent determinable on such date, and, insofar as the number of Shares is not then determinable, under procedures adopted by the Committee consistent with the purposes of the Plan; and

             (B) Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

    provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or restricted stock awards or stock options granted under any other plan of the Company may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

          (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Shares or of Shares reacquired by the Company, including but not limited to Shares purchased on the open market.

     (b) Adjustments. Upon the occurrence of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or extraordinary transaction or event which affects the Shares, then the Committee shall have the authority to make such adjustment, if any, in such manner as it deems appropriate, in (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) outstanding Awards, including, without limitation, the number and type of Shares (or other securities or property) subject thereto, and
(iii) the grant, purchase, or exercise price with respect to outstanding Awards, and, if deemed appropriate, make provision for cash payments to the holder of outstanding Awards; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

                                      A-4


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
SECTION 5. Eligibility

     Any employee of or consultant to the Company or any Affiliate, including any officer or officer-director of the Company, but excluding (i) any Non-Employee Director of the Company and (ii) any consultant to the Company or an Affiliate who is not rendering services pursuant to a written agreement with the entity in question or who would not be considered an 'employee' under the instructions to Securities and Exchange Commission Form S-8 (or such successor form as may be in effect at the relevant time), as may be selected from time to time by the Committee in its discretion is eligible to be designated a Participant with respect to any Award, except that an Other Stock-Based Award may not be granted to a Section 16 Reporting Person.

SECTION 6. Awards

     (a) Options. The Committee is authorized to grant Options to eligible Participants.

          (i) Committee Determinations. Subject to the terms and limitations of the Plan, the Committee shall determine:

             (A) the number of Shares subject to each Option and the exercise price per Share;

             (B) the term of each Option;

             (C) the time or times at which an Option may be exercised, in whole or in part, the method or methods by which and the form or forms (including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made; and

             (D) whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

    Any Option intended to be an Incentive Stock Option shall be so designated in the Award Agreement evidencing such Option, and the terms and conditions of any Option intended to be Incentive Stock Option shall be such as are determined by the Committee, after consulting with Company counsel, to be necessary, appropriate, or advisable to cause such Option to comply at the time of grant in all respects with all applicable requirements of Section 422 of the Code [(or any successor thereto then in effect)] and any regulations promulgated thereunder. The Committee may impose such additional or other conditions or restrictions on any Option as it deems appropriate and as are not inconsistent with the terms of the Plan.

          (ii) Other Terms. Unless otherwise determined by the Committee:

             (A) A Participant electing to exercise an Option shall give written notice to the Company, as may be specified by the Committee, of exercise of the Option and the number of Shares elected for exercise, such notice to be accompanied by such instruments or documents as may be required by the Committee, and shall tender the aggregate exercise price of the Shares elected for exercise.

             (B) At the time of exercise of an Option, payment in full in cash shall be made for all Shares then being purchased.

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             (C) If the employment of or consulting arrangement with a
        Participant terminates for any reason (including termination by reason of the fact that an entity is no longer an Affiliate) other than the Participant's death, the Participant may thereafter exercise the Option as provided below, except that the Committee may terminate the unexercised portion of the Option concurrently with or at any time following termination of the employment or consulting arrangement (including termination of employment upon a change of status from employee to consultant) if it shall determine, in its sole discretion, that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate. If such termination is voluntary on the part of the Participant (other than by reason of retirement of an employee-Participant on or after normal retirement date), the Option may be exercised within such period as may be provided for in the Award Agreement but not to exceed the earlier of the balance of the Option period or three months after the date of termination. If such termination is involuntary on the part of the Participant, or if an employee-Participant retires on or after normal retirement date, the Option may be exercised within the period as may be provided in the Award Agreement but not to exceed the earlier of the balance of the Option period or three months after the date of termination or retirement. If the Participant's employment or consulting relationship is terminated by reason of Disability, the Option may be exercised within the period as may be provided in the Award Agreement but not to exceed the earlier of the balance of the Option period or one year after the date of termination. For purposes of this subsection (C), a Participant's employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) by virtue of a change of status from employee to consultant or from consultant to employee, except as provided above.

             (D) If a Participant dies at a time when such Participant is entitled to exercise an Option, then at any time or times within one year after the death of such Participant such Option may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to death. The Company may decline to deliver Shares to a designated beneficiary until it receives indemnity against claims of third parties satisfactory to the Company. Except as so exercised, such Option shall expire at the end of such period.

             (E) An Option may be exercised only if and to the extent such Option was exercisable at the date of termination of employment or the consulting arrangement, and an Option may not be exercised at any time when the Option would not have been exercisable had the Participant's employment or consulting arrangement continued, provided that the Committee may in its sole discretion authorize the purchase of such additional Shares subject to the Option as are not exercisable.

          (iii) Restoration Options. At the time of grant of an Option (for purposes of this subsection, an 'original Option') that is not itself a Restoration Option (as hereinafter defined), or at the time a Restoration Option arises, or at any other time while the grantee continues to be eligible for Awards and the original Option or a Restoration Option (either, a 'predecessor Option') is outstanding, the Committee may provide that the predecessor Option shall carry with it a right to receive an Option (for purposes of this subsection, a

                                      A-6


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     'Restoration Option') if, while still eligible to be granted an Option, the grantee exercises the predecessor Option (or a portion thereof) and pays some or all of the applicable exercise price in Shares that have been owned by the grantee for at least six months prior to exercise. In addition to being subject to any other terms and conditions (including additional limitations on exercisability) that the Committee deems appropriate, and except to the extent the Committee otherwise provides with respect to a given Restoration Option, each Restoration Option shall be subject to the following:

             (A) the number of Shares subject to the Restoration Option shall be the lesser of: (x) the number of whole Shares delivered in exercise of the predecessor Option, and (y) the number of Shares available for grant under the Plan at the time the Restoration Option arises;

             (B) the Restoration Option automatically shall arise and be granted (if ever) at the time of payment of the exercise price in respect of the predecessor Option;

             (C) the per Share exercise price of the Restoration Option shall be the Fair Market Value of a Share on the date the Restoration Option is granted;

             (D) the expiration date of the Restoration Option shall be the same as that of the predecessor Option;

             (E) the Restoration Option shall first become exercisable six months after it is granted; and

             (F) the Restoration Option shall be a Nonqualified Stock Option.

     (b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to eligible Participants. Subject to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the Committee shall determine the grant price, term, methods of exercise and settlement of such Stock Appreciation Right, the effect thereon of termination of the Participant's employment and/or consulting relationships, and any other terms of the Stock Appreciation Right the Committee deems appropriate, and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) Restricted Stock and Restricted Stock Units.

          (i) Grants. The Committee is authorized to grant to eligible Participants Awards of Restricted Stock, which shall consist of Shares, and Awards of Restricted Stock Units, which shall give the Participant the right to receive cash, Shares, other securities, other Awards, or other property, in each case subject to the termination of the Restricted Period for such Award determined by the Committee.

          (ii) Restrictions. The Restricted Period determined by the Committee for Restricted Stock and Restricted Stock Units may differ among Participants, and any Restricted Period may have different expiration dates with respect to portions of Shares or Units covered by the same Award. During the applicable Restriction Period, Restricted Stock Units and Restricted

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     Stock shall be nontransferable (except as provided in Section 6(g)(v) of the Plan) and subject to forfeiture as provided in subsection (iv) of this
     Section 6(c). Subject to the terms of the Plan, Awards of Restricted Stock and Restricted Stock Units also shall be subject to such other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may determine. Unless the Committee shall otherwise determine, any Shares or other securities distributed with respect to Restricted Stock or which a Participant is otherwise entitled to receive by reason of such Shares shall be subject to the restrictions contained in the applicable Award Agreement. Subject to the afore-mentioned restrictions and the provisions of the Plan, Participants shall have all of the rights of a stockholder with respect to Shares of Restricted Stock.

          (iii) Certificates. Any Shares granted as Restricted Stock shall be evidenced by certificates bearing such restrictive transfer legends as the Committee determines to be advisable in order to prevent impermissible transfer of the Shares prior to the end of the applicable Restricted Period, and such certificates shall be retained in the possession of the Company until the Shares no longer are subject to forfeiture. EACH AWARD AGREEMENT CONCERNING AN AWARD OF RESTRICTED STOCK SHALL INCLUDE THE GRANTEE'S CONSENT TO TRANSFER TO THE COMPANY OF ANY FORFEITED RESTRICTED STOCK WITHOUT THE NEED FOR ANY FURTHER CONSENT, DIRECTION, OR OTHER ACTION BY THE GRANTEE.

          (iv) Forfeiture. Except as otherwise determined by the Committee:

             (A) If the employment of or consulting arrangement with a Participant terminates for any reason (including termination by reason of the fact that any entity is no longer an Affiliate), other than the Participant's death or Disability or, in the case of an employee, retirement on or after normal retirement date, all Shares of Restricted Stock and all Restricted Stock Units theretofore awarded to the Participant which are still subject to restrictions shall upon such termination of employment or the consulting relationship be forfeited and (in the case of Restricted Stock) transferred back to the Company. For purposes of this subsection (A), a Participant's employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) other than as provided in subsection (D) of this Section 6(c)(iv), by virtue of a change of status from employee to consultant or from consultant to employee.

             (B) If a Participant ceases to be employed or retained by the Company or an Affiliate by reason of death or Disability, or if following retirement a Participant continues to have rights under an Award of Restricted Stock or Restricted Stock Units and thereafter dies, the Award shall fully vest and no longer be subject to forfeiture.

             (C) If an employee ceases to be employed by the Company or an Affiliate by reason of retirement on or after normal retirement date, the restrictions contained in the Award of Restricted Stock shall continue to lapse in the same manner as though employment had not terminated.

             (D) However, notwithstanding the provisions of subsections (B) and
        (C) above, if a Participant continues to hold an Award of Restricted Stock or Restricted Stock Units

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        following termination of his employment or consulting arrangement
        (including retirement and termination of employment upon a change of status from employee to consultant), the Restricted Stock or Restricted Stock Units which remain subject to restrictions shall nonetheless be forfeited, and (in the case of Restricted Stock) transferred back to the Company, if the Committee at any time thereafter determines that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate.

             (E) At the expiration of the Restricted Period as to Shares covered by an Award of Restricted Stock, or as to Restricted Stock Units to be settled in Shares, the Company shall deliver the Shares as to which the Restricted Period has expired, as follows:

                 (1) if an assignment to a trust has been made in accordance with Section 6(g)-(v)(B)(2)(c), to such trust; or

                 (2) if the Restricted Period has expired by reason of death and a beneficiary has been designated in form approved by the Company, to the beneficiary so designated; or

                 (3) in all other cases, to the Participant or the legal
            representative of the Participant's estate.

     (d) Performance Awards. The Committee is authorized to grant Performance Awards to eligible Participants. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and the other terms and conditions of any Performance Award, including the effect upon such Award of termination of the Participant's employment and/or consulting relationships, shall be determined by the Committee.

     (e) Dividend Equivalents. The Committee is authorized to grant to eligible Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

     (f) Other Stock-Based Awards. The Committee is authorized to grant to eligible Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants may not be made to Section 16 Reporting Persons. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other

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securities, other Awards, other property, or any combination of the foregoing, as the Committee shall determine.

     (g) General.

          (i) Effect of Incentive Stock Option Disqualification. If an Option intended to be an Incentive Stock Option (or any portion of such Option) for any reason does not qualify as an Incentive Stock Option under the Code, whether at the time of grant or subsequently, such failure to qualify shall not invalidate the Option (or Option portion), and instead the nonqualified portion (or, if necessary, the entire Option) shall be deemed to have been granted as a Nonqualified Stock Option irrespective of the manner in which it is designated in the applicable Award Agreement.

          (ii) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (iii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with (or in substitution for) any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under another plan of the Company or an Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iv) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

          (v) Limits on Transfer of Awards.

             (A) Except as the Committee may otherwise determine, no Award or right under any Award may be sold, encumbered, pledged, alienated, attached, assigned, or otherwise transferred in any manner, and any attempt to do any of the foregoing shall be void and unenforceable against the Company.

             (B) Notwithstanding the provisions of paragraph (A) above, except as provided in paragraph (C) below:

                 (1) An Option may be transferred:

                     (a) to a beneficiary designated by the Participant in
                writing on a form approved by the Committee; or

                     (b) by will or the applicable laws of descent and
                distribution to the personal representative, executor or administrator of the Participant's estate; or

                     (c) to a Family Member, to a partnership of which the only partners are Family Members, or a trust established solely for the benefit of Family Members provided however, that such Option is NOT an Incentive Stock Option;

                 (2) A Participant may assign or transfer rights under an Award of Restricted Stock or Restricted Stock Units:

                     (a) to a beneficiary designated by the Participant in
                writing on a form approved by the Committee;

                     (b) by will or the applicable laws of descent and
                distribution to the personal representative, executor or administrator of the Participant's estate; or

                     (c) to a revocable grantor trust established by the
                Participant for the sole benefit of the Participant during the Participant's life, and under the terms of which the Participant is and remains the sole trustee until death or physical or mental incapacity. Such assignment shall be effected by a written instrument in form and content satisfactory to the Committee, and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such an Award does not meet the criteria of a trust to which an assignment is permitted by the terms hereof, or if, after assignment (whether because of amendment, by operation of law, or for any other reason) such trust no longer meets such criteria, such attempted assignment shall be void and may be disregarded by the Committee and the Company and all rights to any such Awards shall revert to and remain solely in the Participant. Notwithstanding a qualified assignment, the Participant, and not the trust to which rights under such an Award may be assigned, for the purpose of determining compensation arising by reason of the Award shall continue to be considered an employee or consultant, as the case may be, of the Company or an Affiliate, but such trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of and delivered to such trust shall be conclusively considered issuance and delivery to the Participant.

                 (3) The Committee shall not permit Section 16 Reporting Persons to transfer or assign Awards except as and to the extent (if any) permitted under Rule 16b-3.

             (C) The Committee, the Company, and its officers, agents, and employees may rely upon any beneficiary designation, assignment, or other instrument of transfer, copies of trust agreements, and any other documents delivered to any of them by or on behalf of a Participant, which they believe genuine, and any action taken by any of them in reliance thereon shall be conclusive and binding upon the Participant, the personal representatives of the Participant's estate, and all persons asserting a claim based on an Award to the Participant. The delivery by a Participant of a beneficiary designation, or an assignment of rights under an Award as permitted hereunder, shall constitute the Participant's irrevocable undertaking to hold the Committee, the Company, and its officers, agents, and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or alleged to be based on an Award subject to a beneficiary designation or an assignment. In addition, the Company may decline to deliver Shares to a beneficiary until it receives indemnity against claims of third parties satisfactory to the Company.

          (vi) Change in Control. (A) Notwithstanding any of the provisions of this Plan or any Award Agreement, upon Change in Control of the Company (as hereinafter defined) the vesting of all rights of Participants under outstanding Awards shall be accelerated and all restrictions thereon shall terminate in order that Participants may fully realize the benefits intended to be made available under such Awards. Such acceleration shall include, without limitation, the immediate exercisability in full of all Options and the termination of restrictions on Restricted Stock and Restricted Stock Units. Further, upon such Change in Control, in addition to the Committee's authority set forth in Section 4(b), the Committee, as constituted before such Change in control, is authorized and has sole discretion, as to any Award, to take any one or more of the following actions: (i) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity or other person giving rise to such change in Control; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and
     (iii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable.

             (B) A Change in Control shall occur if:

                 (1) any 'person' or 'group' (as such terms are used in Sections
            13(d) and 14(d) of the Exchange Act and the regulations thereunder), other than pursuant to a transaction or agreement previously approved by the Board, directly or indirectly purchases or otherwise becomes the 'beneficial owner' (as defined in Rule 13d-3 under the Exchange Act) of voting securities representing 30 percent or more of the combined voting power of all outstanding voting securities of the Company;

                 (2) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the appointment or nomination for election by the Company's stockholders of each new director during such period has been approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or

                 (3) the stockholders of the Company approve (i) an agreement to merge or consolidate the Company in a transaction in which the Company is not the surviving entity, (ii) an agreement to sell or dispose of substantially all of the Company's assets, or (iii) a plan to liquidate the Company, unless, in the case of an event described in (i), (ii), or (iii), the Board determines prior to the occurrence of the event that the effects described in Section 6(g)(vi)(A) will not apply with respect to such event.

          (vii) Cash Settlement. Notwithstanding any provision of this Plan or of any Award Agreement to the contrary, any Award outstanding hereunder, may at any time be canceled in the Committee's sole discretion upon payment of the value of such Award to the holder thereof in cash or in another Award hereunder, such value to be determined by the Committee at its sole discretion.

          (viii) Certain Securities Law Considerations. The Company intends, as soon as possible, to register with the Securities and Exchange Commission on Form S-8 the total number of Shares that may be acquired by Participants under the Plan. Until such Form S-8 Registration Statement is filed and effective, no Awards shall vest or be exercisable under the Plan.

          (ix) Award Agreements. Each Award shall be evidenced by an Award Agreement in such form as the Committee shall prescribe.

SECTION 7. Amendment, Suspension, or Termination; Certain Other Matters

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments, Suspension, or Termination. The Board may amend, suspend, or terminate the Plan or any portion thereof at any time, with or without stockholder approval, and the Board or the Committee may amend any outstanding Award; provided, however, that (i) no Plan amendment shall be effective until approved by stockholders of the Company, insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the conditions of Rule 16b-3 or any applicable requirements of a national securities exchange or the NNM or to permit the further grant of Incentive Stock Options, and (ii) without the consent of an affected Participant no amendment of the Plan or of any Award may impair the rights of the Participant under any outstanding Award.

          (b) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4 (b) hereof or a Change in Control as defined in Section 6(g)(vi) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to holders of outstanding Awards under the Plan.

          (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to effectuate the Plan.

SECTION 8. Miscellaneous

          (a) No Rights to Awards. Subject only to the express requirements of the Plan, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan, and no Participant or other person shall have any claim to be granted any Award. The terms and conditions of Awards of the same type, and the determination of the Committee to grant a waiver or modification of the terms and conditions of any Award, need not be the same with respect to each Participant.

          (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

          (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of Options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

          (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Award Agreement or another written agreement with the Participant.

          (e) Governing Law. Except to the extent, if any, preempted by Federal law, the validity, construction, and effect of the Plan, any rules and regulations relating to the Plan established by the Committee, and any Award Agreement shall be determined in accordance with the laws of the State of New York.

          (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

          (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any right thereto shall be canceled, terminated, or otherwise eliminated.

          (i) Stockholder Status. Neither the grantee of an Award, nor any other person to whom the Award or the grantee's rights thereunder may pass, shall be, or have any right or privileges of, a holder of Shares in respect of any Shares issuable pursuant to or in settlement of such Award, unless and until certificates representing such Shares have been issued in the name of such grantee or other person.

          (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9. Effectiveness and Duration

     The Plan shall be effective as of the date of its approval by the Company's stockholders and shall continue in effect thereafter until terminated by the Board.

Adopted by the Board of Directors of the Company: April 10, 1997

Approved by the Stockholders of the Company: November   , 1997

                             APPENDIX 1-PROXY CARD
                        LAZARE KAPLAN INTERNATIONAL INC.

            Proxy-Annual Meeting of Stockholders -- November 5, 1997
                (Solicited on Behalf of the Board of Directors)

     Know All Men By These Presents that the undersigned stockholder of Lazare Kaplan International Inc. hereby constitutes and appoints Leon Tempelsman, Lucien Burstein and Sheldon L. Ginsberg, and each and any of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of said corporation, to be held on the 5th Floor, Room AB, The Cornell Club, Six East 44th Street, New York, New York on November 5, 1997 at 10:00 A.M. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

                   (Continued, to be dated and signed on reverse)

                              FOLD AND DETACH HERE

This Proxy when properly executed, will be voted in the manner                Please mark
directed herein by the undersigned stockholder. IF NO DIRECTION               your votes as [X]
IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE BOARD'S NOMINEES                indicated in
FOR DIRECTORS, FOR PROPOSALS 2 THROUGH 5 AND IN THE DISCRETION                this example
OF THE PROXIES ON ALL OTHER MATTERS.



       FOR                 WITHHOLD          (1) ELECTION OF DIRECTORS                                 (2) Approval of the 1997
   all nominees            AUTHORITY         MAURICE TEMPELSMAN, LEON TEMPELSMAN, GEORGE R. KAPLAN,        Long-Term Stock
listed to the right     to vote for all      LUCIEN BURSTEIN, MYER FELDMAN, MICHAEL W. BUTTERWICK,         Incentive Plan.
 (except as marked      nominees listed      SHELDON L. GINSBERG AND ROBERT SPEISMAN
 to the contrary)        to the right        (INSTRUCTION: To withhold authority to vote for any           FOR  AGAINST  ABSTAIN
                                             individual nominee, strike a line through the nominee's       [ ]    [ ]      [ ]
                                             name in the list above)

      [ ]                    [ ]


(3) Approval of the amendment to      (4) Approval of the amendment     (5) Approval of Ernst &     (6) In their discretion, upon
    the Company's Certificate of          to the Company's                  Young LLP as the            such other matters as may
    Incorporation to increase the         Certificate of                    independent public          properly come before the
    number of authorized shares           Incorporation to                  accountants for the         meeting.
    of common stock.                      authorize preferred stock.        fiscal year ending
                                                                            May 31, 1998.

    FOR  AGAINST  ABSTAIN                 FOR  AGAINST  ABSTAIN             FOR  AGAINST  ABSTAIN
    [ ]    [ ]      [ ]                   [ ]    [ ]      [ ]               [ ]    [ ]      [ ]

Any of such attorneys and proxies, or their substitute at    Each of the foregoing matters
said meeting, or any adjournment thereof, may exercise       has been  proposed by the
all of the powers hereby given. Any Proxy heretofore         Company and is not
given is hereby revoked.                                     conditioned on the
                                                             approval of any other
Receipt is acknowledged of the Notice of Annual Meeting      matter.
of Stockholders, the Proxy Statement accompanying such
Notice and the Annual Report to Stockholders for the
fiscal year ended May 31, 1997.

                                                                  IN WITNESS WHEREOF, the undersigned has signed this proxy.

                                                                  Dated:_______________________________________________________1997

                                                                        ___________________________________________________________
                                                                                     (Stockholder(s) signature(s)

                                                                        ___________________________________________________________

                                                                  Signature(s) of stockholder(s) should correspond exactly with the name(s) shown hereon. If shares are jointly held, both holders should  sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles.  Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.

                                                                  NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed postpaid envelope to Lazare
                                                                  Kaplan International Inc., Midtown Station, P.O. Box 812, New
                                                                  York, New York 10138-0832.

===================================================================================================================================

                                                  FOLD AND DETACH HERE


                                                      ANNUAL MEETING
                                                     OF STOCKHOLDERS
                                              LAZARE KAPLAN INTERNATIONAL INC.

                                                 WEDNESDAY, NOVEMBER 5, 1997
                                                          10:00 A.M.
                                                      THE CORNELL CLUB
                                                     SIX EAST 44th STREET
                                                     FIFTH FLOOR, ROOM AB
                                                      NEW YORK, NY 10017


                  ______________________________________________________________


                     AGENDA:

                         ELECTION OF DIRECTORS

                         APPROVAL OF THE 1997 LONG-TERM STOCK INCENTIVE PLAN

                         APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                         INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                         APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                         INCORPORATION TO AUTHORIZE PREFERRED STOCK

                         RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                         OTHER BUSINESS
                  ______________________________________________________________